Exhibit 10.2

RECORDING REQUESTED BY AND  WHEN RECORDED, RETURN TO:

SHEPPARD, MULLIN, RICHTER & HAMPTON LLP

333 South Hope Street, 48th Floor

Los Angeles, California 90071

Attention: William M. Scott IV, Esq.

MODIFICATION OF SECOND AMENDED AND RESTATED

CONSTRUCTION DEED OF TRUST, FIXTURE FILING

AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS

This Modification of Second Amended and Restated Construction Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents (the “Modification”) is made as of November 4, 2003, among CIRCUS AND ELDORADO JOINT VENTURE, a Nevada general partnership (“Trustor”), and BANK OF AMERICA, N.A., as Administrative Agent for Lenders referred to below (“Beneficiary”).

RECITALS

A. Trustor has entered into that certain Second Amended and Restated Credit Agreement dated as of March 5, 2002 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”) among Trustor, the Lenders referred to therein and Beneficiary, pursuant to which Lenders have agreed to extend certain credit facilities to Trustor. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

B. Certain obligations of Trustor to Beneficiary are secured by that certain Second Amended and Restated Construction Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents dated as of February 26, 2002, by Trustor in favor of Beneficiary and recorded as Instrument No. 2660290 on March 5, 2002, in the Official Records of the Washoe County Recorder in Washoe County, Nevada (as amended, assigned, supplemented, or restated from time to time, the “Deed of Trust”), which Deed of Trust encumbers that real and personal property more particularly described in Exhibit “A” attached hereto.

C. Trustor and Beneficiary have agreed to modify the Credit Agreement as provided for in an Amendment No. 1 to Second Amended and Restated Credit Agreement of even date herewith (the “Amendment”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

AGREEMENT

1. The Amendment is incorporated in this Modification by this reference, as though the same were set forth herein in full.

2. The Credit Agreement is amended on the terms and subject to the conditions of the Amendment, which provides for, among other things, (a) a decrease in the principal amount of the Revolving Commitment under the Credit Agreement (b) a modification to the Fixed Charge Coverage Ratio covenant, and (c) a modification to the Leverage Ratio covenant.

3. The Deed of Trust is modified to secure payment and performance of the Credit Agreement as amended to date, in addition to all other obligations secured thereby.

4. The real property and the whole thereof described in the Deed of Trust and in Exhibit “A” attached hereto shall remain subject to the lien, charge or encumbrance of the Deed of Trust and nothing herein contained or done pursuant hereto shall affect or be construed to affect the liens, charges or encumbrances of the Deed of Trust, or the priority thereof over other liens, charges or encumbrances, or to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Credit Agreement, any related documents and/or the Deed of Trust.

5. All terms and conditions of the Deed of Trust not expressly modified herein remain in full force and effect, without waiver or amendment. This Modification and the Deed of Trust shall be read together, as one document.

6. This Modification may be executed in counterparts.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed as of the date first set forth above.

“Trustor” CIRCUS AND ELDORADO JOINT VENTURE, a Nevada general partnership By: /s/ Bruce Sexton Bruce Sexton, Chief Financial Officer [Printed Name and Title]	“Beneficiary” BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Gina Meador Gina Meador, Vice President [Printed Name and Title]

[ALL SIGNATURES MUST BE ACKNOWLEDGED.]

ACKNOWLEDGEMENT

State of Nevada County of Washoe	) ) )

On November 3, 2003, before me, Kerri LaFerriere, Notary Public, personally appeared Bruce Sexton, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Kerri LaFerriere

State of California County of Los Angeles	) ) )

On November 3, 2003, before me, Seandy A. Velasco, Notary Public, personally appeared Gina Meador, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in his/her/their authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Seandy A. Velasco

EXHIBIT ”A”

LEGAL DESCRIPTION OF PROPERTY

THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF WASHOE, STATE OF NEVADA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

Beginning at the intersection of the Southern line of West Fifth Street with the Western line of North Virginia Street; thence Southerly along said Western line of North Virginia Street, 88.00 feet; thence Westerly parallel with the Northern line of West Fourth Street 140.00 feet to the Eastern line of alley; thence Northerly along the last mentioned line 88.00 feet to said Southern line of West Fifth Street; thence Easterly along said Southern line of West Fifth Street, 140.00 feet to the point of beginning.

PARCEL 2:

Beginning at the intersection of the West line of North Virginia Street with the North line of Lot 10 in Block “B” of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871; thence Northerly along the Westerly line of North Virginia Street, 12 feet, more or less, to the Southeast corner of the parcel of land described in the deed to Ivanhoe Corporation of record in Book 453, File No. 278019, Deed Records; thence Westerly along the Southern line of said Ivanhoe Corporation parcel 140 feet to the Easterly line of an alley; thence Southerly along the last mentioned line, 12 feet, more or less, to the Northwest corner of said Lot 10; thence Easterly to the point of beginning.

PARCEL 3:

Lots 10, 11, 12 and the North 13 feet of Lot 13 in Block “B” of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 4:

The Northerly 9.25 feet of Lot 3 and all of Lots 4, 5, 6, 7 and 8 in Block “B” of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

ALSO a parcel of land bounded on the South by the Southern line of the 40 foot alley as laid out on the map of the Town, now City of Reno, in said Block “B”, bounded on the West by the Eastern line of North Sierra Street, bounded on the North by the Southern line of West Fifth Street and bounded on the East by the Western line of the 20 foot alley running Northerly and Southerly through said Block “B”.

PARCEL 5:

The South 37 feet of Lot 13 in Block “B” of the “ORIGINAL TOWN, NOW CITY OF RENO”, according to the official map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 6:

Lot 14 in Block B of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 7:

The West forty (40) feet of Lot Fifteen (15) in Block “B” fronting forty (40) feet on the North line of Fourth Street, as designated on the official map of said City of Reno, Nevada, on file and of record in the office of the County Recorder in and for the said County of Washoe; the property hereby conveyed being the same property described in a Deed from May J. A. Nadon and others to Dale V. Clanton, dated November 18, 1920, and filed for record on the 29th day of November, 1920, in the office of the County Recorder in and for the County of Washoe, and therein recorded in Book 56 of Deeds, at Page 440.

PARCEL 8:

The East 100 feet of Lot 15 in Block B of original town, now City of Reno, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 9:

All of Lots 1 and 2, and the South 40.75 feet of Lot 3 in Block B of the ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 10:

The South 20 feet of Lot 10, and all of Lots 11, 12, 13, 14, 15 and 16, in Block A, of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

TOGETHER WITH the East 1/2 of the North-South alley running through said Block A, immediately adjoining Lots 11, 12, 13, 14, 15 and 16 on the West, and more particularly described in those certain Orders of Abandonment recorded January 19, 1977 in Book 1044, Page 521 as Document No. 445058, and recorded November 14, 1985 in Book 2251, Page 933 as Document No. 1034253 of Official Records.

PARCEL 11:

The East 78 feet of Lot 9 and the East 78 feet of the North 30 feet of Lot 10 in Block A of the ORIGINAL TOWN, NOW CITY OF RENO, according to the Official Map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

Together with that portion of the vacated alley lying Southerly of the Southerly line of West Fifth Street and Westerly of the Westerly line of North Sierra Street adjoining said Lot 9 at its most Northeasterly corner.

PARCEL 12:

A portion of the Southwest 1/4 of the Northeast 1/4 of Section 11, Township 19 North, Range 19 East, M.D.B&M., lying and being in the City of Reno, County of Washoe, State of Nevada, and more particularly described as follows:

The Westerly 74 feet of Lot 9 and the Westerly 74 feet of the North 30 feet of Lot 10, all in Block A of the ORIGINAL TOWN, NOW CITY OF RENO, according to the official map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 13:

BEGINNING at the Northeast corner of Lot 8, Block A, as shown on the official plat of the town, now City of Reno, Nevada, filed in the office of the County Recorder of Washoe County, Nevada, on June 27, 1871; thence Southerly along the Easterly lines of Lots 8 and 7 of said Block A to the Southeast corner of Lot 7; thence Westerly along the Southerly line of Lot 7 and the Southerly line of Lot 7 projected to its intersection with the Easterly line of West Street; thence Northerly along the Easterly line of West Street to the Southerly line of West Fifth Street; thence Easterly along the Southerly line of West Fifth Street to the point of beginning.

PARCEL 14:

Lots 1, 2, 3, 4, 5, 6, in Block A, of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871, together with that parcel immediately adjoining Lots 5 and 6 on the West, that is more particularly described as follows:

BEGINNING at the Northeasterly corner of Lot 6, in Block A of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871; thence Southerly along the Easterly line of said Lots 5 and 6, in Block A, 100 feet to the Southeasterly corner thereof; thence Westerly along the Southerly line of said Lot 5 and the Southerly line of Lot 5 extended Westerly to the Easterly line of West Street, as now located in the City of Reno, a distance of 140 feet; thence Northerly along the Easterly line of West Street 100 feet to a point which would be intersected by a line extended Westerly from the Northeasterly corner of said Lot 6 and along the Northerly line of said Lot 6; thence Easterly and along said line and the Northerly line of said Lot 6, a distance of 140 feet to the Northeasterly corner of said Lot 6, the point of beginning; said premises being Lots 5 and 6 in Block A of the TOWN OF RENO, according to the map above mentioned, and that portion of the 40 foot alley around the Town of Reno, according to the map above mentioned, lying Westerly of Lots 5 and 6 and East of the East line of West Street, as now located and between the Northerly and Southerly line of said Lots 5 and 6 if said lines were extended Westerly to the Easterly line of West Street as now located.

TOGETHER WITH the West one-half of the North-South alley running through said Block A, immediately adjoining said LOTS 1, 2, 3, 4, 5 and 6 on the East, and more particularly described in those certain Orders of Abandonment recorded January 19, 1977 in Book 1044, Page 521 as Document No. 445058, and recorded on November 14, 1985 in Book 2251, Page 533 as Document No. 1034253, Official Records, Washoe County, State of Nevada.

PARCEL 15:

All that certain 20.0 ft. wide alley connecting West Fourth Street with West Fifth Street, Reno, Nevada, lying within Block B of the original Town, now City of Reno, according to the map thereof, filed in the Office of the Washoe County Recorder on June 27, 1871, and within Block B of the Evans North Addition, according to the map thereof, filed in the office of the Washoe County Recorder on December 16, 1879.

PARCEL 16:

All that certain 20.0 ft. wide alley lying between Lots 7, 8, 9 and 10 of Block A of the Original Town, now City of Reno, according to the map thereof, filed in the office of the Washoe County Recorder on June 27, 1871.

PARCEL 17: (Air Rights Only)

All that certain piece or parcel of land located within a portion of the Northeast 1/4 of Section 11, Township 19 North, Range 19 East, M.D.B.&M. more particularly described as follows:

That certain air space located above Sierra Street commencing at an elevation of 4,521 and extending vertically 32 feet to an elevation of 4,553 feet, which height is measured from the finished floor elevation of the Silver Legacy Casino at 4,503 feet, and located directly over that certain parcel of real property described as follows:

Commencing at the Southwest corner of Block B Reno Townsite as shown on Record-of-Survey 2665, recorded January 27, 1994,

thence North 13°48’48” West 97.13 feet to the True Point of Beginning thence North 13°48’48” West 223.17 feet

thence South 76°11’12” West 80.00 feet

thence South 13°48’48” East 223.17 feet

thence North 76°11’12” East 80.00 feet to the True Point of Beginning

PARCEL 18: (Subterranean Rights Only)

All that certain piece or parcel of land located within a portion of the Northeast 1/4 of Section 11, Township 19 North, Range 19 East, M.D.B.&M. more particularly described as follows:

That certain subterranean space located beneath Sierra Street commencing at an elevation of 4,480 and extending vertically 20 feet to an elevation of 4,500 feet, which height is measured from the finished floor elevation of the Silver Legacy Casino at 4,503 feet, and located directly below that certain parcel of real property described as follows:

Commencing at the Southwest corner of Block B Reno Townsite as shown on Record-of -Survey 2665, recorded January 27, 1994,

thence North 13°48’48” West 181.05 feet to the True Point of Beginning thence North 13°48’48” West 24.33 feet

thence South 76°11’12” West 80.00 feet

thence South 13°48’48” East 24.33 feet

thence North 76°11’12” East 80.00 feet to the True Point of Beginning

EXCEPTING THEREFROM the above Parcels 1 through 18, all those certain parcels as conveyed to THE CITY OF RENO, a Nevada municipal corporation, by Deed of Dedication recorded March 9, 1995 in Book 4259, Page 956 as Document No. 1876631 of Official Records, and as amended by Deed of Dedication recorded May 5, 1995 in Book 4297, Page 667 as Document No. 1891266 of Official Records.

Part II:

PARCEL 19:

Together with the reciprocal easement rights, as contained in those certain Bridge Easements dated May 25, 1995 by and between CIRCUS AND ELDORADO JOINT VENTURE, a Nevada general partnership and CIRCUS CIRCUS CASINO, INC., a Nevada corporation and ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Nevada limited partnership, recorded May 31, 1995 as Document Numbers 1897109 and 1897108 of Official Records, Washoe County, Nevada.

NOTE: The above metes and bounds description appeared previously in that certain document recorded October 26, 1994, in Book 4179, Page 844, as Instrument No. 1844158